Exhibit 10.1
FIRST AMENDMENT TO CREDIT AGREEMENT
          FIRST AMENDMENT TO CREDIT AGREEMENT (this “Amendment’), dated as of June 29, 2007, among AMETEK, INC., a Delaware corporation (the “Company”), the Designated Subsidiary Borrowers (as defined in the Credit Agreement referred to below) from time to time party to the Credit Agreement, the lending institutions listed from time to time on Schedule I to the Credit Agreement (each, a “Bank” and, collectively, the “Banks”), Bank of America, N.A., PNC Bank, National Association, SunTrust Bank and Wachovia Bank, N.A., as syndication agents (each, a “Syndication Agent” and, collectively, the “Syndication Agents”), and JPMorgan Chase Bank, N.A. (“JPMorgan Chase”), as administrative agent (in such capacity, and together with its successors in such capacity, the “Administrative Agent”) for the Banks. All capitalized terms used herein and not otherwise defined shall have the respective meanings provided such terms in the Credit Agreement.
W I T N E S S E T H:
          WHEREAS, the Company, the Designated Subsidiary Borrowers, the Banks and JPMorgan Chase, as Administrative Agent, are parties to a Credit Agreement, dated as of September 17, 2001 and amended and restated as of June 17, 2005 and further amended and restated as of October 6, 2006 (as in effect on the date hereof, the “Credit Agreement”); and
          WHEREAS, the parties hereto wish to amend the Credit Agreement as herein provided;
          NOW, THEREFORE, it is agreed:
I. Amendments.
          1. Schedule I to the Credit Agreement is hereby deleted in its entirety and replaced with a revised Schedule I in the form of Schedule I attached hereto.
          2. Each Bank hereby approves an increase (if any) in its Commitment resulting in such Bank’s Commitment totaling the amount set forth opposite its name under the column entitled “Commitment” on Schedule I to the Credit Agreement (as amended pursuant to Section 1 hereof), with each such increase to be effective as of the Amendment Effective Date (as defined below). The parties hereby agree that (i) on the Amendment Effective Date (after giving effect to the increase in the Commitment of each Bank pursuant to this Section 2), (I) the Total Commitment shall increase by the aggregate amount of the increases in the Commitments of the Banks effected hereby, and (II) there shall be an automatic adjustment to the participations by the Banks in all outstanding Letters of Credit and Unpaid Drawings to reflect the new Percentages of the Banks, (ii) notwithstanding anything to the contrary contained in the Credit Agreement, in connection with the increase in the Total Commitment pursuant to this Section 2, the Borrowers shall, at the request of, and in coordination with, the Administrative Agent and the Banks, repay outstanding Revolving Loans of certain Banks and, if necessary, incur additional Revolving Loans from other Banks, in each case so that the Banks participate in each Borrowing of Revolving Loans pro rata on the basis of their Commitments (after giving effect to the increase in the Total Commitment pursuant to this Section 2), (iii) any breakage or similar costs of the type described in Section 1.12 of the Credit Agreement incurred by the Banks in connection with any repayment or reborrowing of Revolving Loans contemplated by preceding clause (ii) shall be for the account of the Borrowers and (iv) promptly after each Bank’s Commitment is increased by operation of this Section 2, the Borrower shall deliver to it, upon its request, a Note or replacement Note, as applicable, in the amount of such Bank’s Commitment after giving effect to the increase thereof.
          3. Sections 7.01(a) and 7.01(b) of the Credit Agreement are hereby amended by deleting the text “As soon as available” appearing in the first sentence of each of the aforementioned Sections and inserting the text “Promptly after the filing thereof with the SEC” in lieu thereof.
          4. Section 7.01(d) of the Credit Agreement is hereby amended by (i) deleting the text “(x)” appearing in said Section, (ii) deleting the word “and” immediately preceding clause “(y)” thereof and (iii) deleting clause “(y)” thereof.
          5. Section 7.01(f) of the Credit Agreement is hereby amended by (i) inserting the text “(provided that such notice shall only be required in the event that such matters would reasonably be likely to have a Material Adverse Effect)” immediately following the text “notice of the following matters” and immediately preceding the colon, (ii) deleting the text “that is or could reasonably be expected to result in a liability in excess of $1,000,000” appearing in clause “(i)” thereof, (iii) deleting the text “that is or could reasonably be expected to result in a liability in excess of $1,000,000” appearing in clause “(ii)” thereof, and (iv) deleting the word “and” appearing at the end of clause “(iii)” thereof and inserting the word “or” in lieu thereof.
          6. Section 7.01 of the Credit Agreement is hereby amended by inserting the following paragraph immediately following Section 7.01(h):
“Reports required to be delivered pursuant to subsections (a), (b) and (h) of this Section 7.01 shall be deemed to have been delivered on the date on which the Company posts such reports on the Company’s website on the Internet at the website address listed on the signature pages hereof or when such report is posted on (i) Intralinks or another similar electronic system or (ii) the SEC’s website at www.sec.gov; provided that the Company shall deliver paper copies of the reports referred to in subsections (a), (b) and (h) of this Section 7.01 to the Administrative Agent or any Bank which requests the Company to deliver such paper copies until written notice to cease delivering paper copies is given by the Administrative Agent or such Bank and provided further, that in every instance the Company shall provide paper copies of the certificate required by subsection (c) and the notice required by subsections (d) and (e) to the Administrative Agent and each of the Banks until such time as the Administrative Agent shall provide the Company written notice otherwise.”
          7. Section 7.02 of the Credit Agreement is hereby amended by deleting the second sentence thereof and inserting the following text in lieu thereof:

“The Company will, and will cause each of its Subsidiaries to, permit any representatives designated by the Administrative Agent (who may be accompanied, at the reasonable expense of the Company, by a representative of any Bank), upon reasonable prior notice, periodically (but no more frequently than annually, except if an Event of Default shall be continuing), to visit and inspect its properties, to examine and make extracts from its books and records, and to discuss its affairs, finances and condition with its officers and independent accountants, all at such reasonable times and as often as reasonably requested.”
          8. Section 7.03 of the Credit Agreement is hereby amended by inserting the word “material” immediately following the word “all” and immediately preceding the word “taxes” appearing therein.
          9. Section 7.04 of the Credit Agreement is hereby amended by deleting the entire text appearing in said Section and inserting the following text in lieu thereof:
“Corporate Franchises. The Company will, and will cause each of its Subsidiaries to, do or cause to be done, all things necessary to preserve and keep in full force and effect its existence, rights, franchises, intellectual property and authority to do business, in each case, to the extent that the failure to do so would reasonably be expected to have a Material Adverse Effect, provided that (i) any transaction permitted by Section 8.01 will not constitute a breach of this Section 7.04 and (ii) in any case, the Company and each Designated Subsidiary Borrower must keep in full force and effect its existence.”
          10. Sections 7.05(b), 7.07, 7.12, 8.01(b), 8.01(d), 8.01(h), 8.01(i), 8.04, 8.05, 8.06 and 8.11 of the Credit Agreement are hereby amended by deleting the text appearing in each of the aforementioned Sections in its entirety and inserting “[Intentionally Omitted]” in lieu thereof.
          11. Section 8.01 of the Credit Agreement is hereby amended by deleting the text “, or enter into any partnerships, joint ventures or sale-leaseback transactions, or purchase, lease or otherwise acquire (in one transaction or a series of related transactions) all or any part of the property or assets of any Person (other than purchases or other acquisitions of inventory in the ordinary course of business)” appearing in the first paragraph thereof.
          12. Section 8.01(f) of the Credit Agreement is hereby amended by deleting the clause “(i)” thereof and changing the designations of clauses “(ii)” through “(viii)” thereof (including any references to such clauses contained in Section 8.01(f)) to clauses “(i)” through “(vii)”, respectively.
          13. Section 8.02 of the Credit Agreement is hereby amended by (i) deleting the word “and” following Section 8.02(j), (ii) replacing the period appearing after Section

8.02(k) with the text “; and” and (iii) inserting the following text immediately following Section 8.02(k):
     “(1) Liens existing on assets of a Subsidiary at the time the Company acquires such Subsidiary (so long as such Liens were not created in connection with or in contemplation of such Subsidiary’s acquisition by the Company), in an amount not to exceed 10% of Consolidated Tangible Assets of the Company at the time of such acquisition.”
          14. Section 8.03(b) of the Credit Agreement is hereby amended by deleting the text “$20,000,000” appearing in said Section and inserting the text “$50,000,000” in lieu thereof.
          15. Section 8.12 is hereby amended by (i) deleting the term “or” immediately preceding clause “(iii)” thereof and inserting a comma in lieu thereof and (ii) inserting the following text immediately following clause “(iii)” thereof:
“or (iv) pursuant to agreements existing at the time a Permitted Joint Venture or Subsidiary was acquired (so long as such issuance, sale, assignment, pledge or other encumbrance or disposition was not entered into in connection with or in contemplation of such Permitted Joint Venture or Subsidiary acquisition by the Company) .”
          16. Section 8.03(l) of the Credit Agreement is hereby amended by deleting the text “$125,000,000” appearing in said Section and inserting the text “the greater of (i) $125,000,000 and (ii) 15% of Consolidated Tangible Assets of the Company and its Subsidiaries at such time” in lieu thereof.
          17. Section 8.03(m) of the Credit Agreement is hereby amended by (i) deleting clauses “(A)”, “(B)” and “D” thereof, (ii) deleting the comma following clause “(B)” thereof and (iii) changing the designation of clauses “(C)”, “(E)”, “(F)” and “(G)” thereof, to clauses “(A)”, “(B)”, “(C)” and“(D)”, respectively.
          18. Section 8.08 of the Credit Agreement is hereby amended by inserting the text “, in any material respect,” immediately following the text “(directly or indirectly)” and immediately preceding the text “in any business other than” appearing therein.
          19. The definition of “Alternate Currency Sublimit” appearing in Section 10 of the Credit Agreement is hereby amended by deleting the text “$200,000,000” appearing in said definition and inserting the text “$300,000,000” in lieu thereof.
          20. The definition of “Final Maturity Date” appearing in Section 10 of the Credit Agreement is hereby amended by deleting the text “October 6, 2011” appearing in said definition and inserting the text “June 29, 2012” in lieu thereof.
          21. The definition of “Permitted Receivables Securitization Program” appearing in Section 10 of the Credit Agreement is hereby amended by deleting the text

“$125,000,000” appearing in said definition and inserting the text “the greater of (x) $125,000,000 and (y) 15% of Consolidated Tangible Assets of the Company and its Subsidiaries at such time,” in lieu thereof.
          22. Section 10 of the Credit Agreement is hereby amended by inserting in the appropriate alphabetical order the following new definitions:
     “Consolidated Tangible Assets” shall mean, at any time, Consolidated Total Assets at such time minus all amounts that would be shown on a consolidated balance sheet of the Company prepared as of such date as goodwill or other intangible assets.
     “Consolidated Total Assets” shall mean, at any time, all assets of the Company and its Subsidiaries as determined on a consolidated basis and in accordance with GAAP.
     “First Amendment Effective Date” shall mean the Amendment Effective Date under and as defined in the First Amendment, dated as of June 29, 2007, to this Agreement.”
          23. Citizens Bank of Pennsylvania is hereby designated as Documentation Agent in connection with the Credit Agreement and shall have all of the same rights and protections as those afforded to the Syndication Agents pursuant to Section 11 of the Credit Agreement.
II. Miscellaneous.
          1. In order to induce the Banks to enter into this Amendment, the Company hereby represents and warrants that:
          (a) on the Amendment Effective Date, no Default or Event of Default exists, both before and after giving effect to this Amendment; and
          (b) on and as of the Amendment Effective Date, all representations and warranties contained in the Credit Agreement or the other Credit Documents are true and correct in all material respects, both before and after giving effect to this Amendment.
          2. This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.
          3. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Company and the Administrative Agent.
          4. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

          5. This Amendment shall become effective on the date (the “Amendment Effective Date”) when the following shall have occurred:
          (i) the Company and each Bank shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile transmission) the same to the Administrative Agent at its Notice Office;
          (ii) the Company shall have delivered, in a form satisfactory to the Administrative Agent, (x) a certificate signed by an Authorized Officer of the Company certifying as true, correct and complete a copy (attached thereto) of the duly adopted resolutions of the board of directors of the Company authorizing the execution and delivery of this Amendment and the performance of the Company’s obligations as contemplated hereby and (y) an opinion addressed to the Administrative Agent, each Syndication Agent and each of the Banks from Robert S. Feit, Senior Vice President and General Counsel of the Company, which opinion shall cover such matters incident to this Amendment as the Administrative Agent may reasonably request; and
          (iii) the Administrative Agent shall have received for the account of each Bank whose Commitment is increasing as a result of this Amendment an amendment fee equal to 0.03% (i.e., 3 Basis Points) of such increase to such Bank’s Commitment pursuant to this Amendment. For the avoidance of doubt, the Company shall not be required to pay any amendment fee on the amount of any Bank’s Commitment as in effect prior to the Amendment Effective Date.
* * *

     IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Amendment as of the date first above written.

AMETEK, INC.
By:	/s/ John J. Molinelli
Name: John J. Molinelli
	Title:	EVP and CFO

JPMORGAN CHASE BANK, N.A., Individually and as the Administrative Agent
By:	/s/ Lee P. Brennan
	Name:	Lee P. Brennan
	Title:	VP

BANK OF AMERICA, N.A., Individually and as a Syndication Agent
By:
Name:
Title:

PNC BANK, NATIONAL ASSOCIATION, Individually and as a Syndication Agent
By:
Name:
Title:

SUNTRUST BANK, Individually and as a Syndication Agent
By:
Name:
Title:

     IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Amendment as of the date first above written.

AMETEK, INC.
By:
Name:
Title:

JPMORGAN CHASE BANK, N.A., Individually and as the Administrative Agent
By:
Name:
Title:

BANK OF AMERICA, N.A., Individually and as a Syndication Agent
By:	/s/ Katherine Osele
Katherine Osele
Assistant Vice President

PNC BANK, NATIONAL ASSOCIATION, Individually and as a Syndication Agent
By:
Name:
Title:

     IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Amendment as of the date first above written.

AMETEK, INC.
By:
Name:
Title:

JPMORGAN CHASE BANK, N.A., Individually and as the Administrative Agent
By:
Name:
Title:

BANK OF AMERICA, N.A., Individually and as a Syndication Agent
By:
Name:
Title:

PNC BANK, NATIONAL ASSOCIATION, Individually and as a Syndication Agent
By:	/s/ Denise D. Killen
	Name:	Denise D. Killen
	Title:	Senior Vice President

ABN AMRO BANK N.V.
By:	/s/ Nancy W. Lanzoni
	Name:	Nancy W. Lanzoni
	Title:	Director

By:	/s/ Christopher M. Plumb
	Name:	Christopher M. Plumb
	Title:	Vice President

COMERICA BANK
By:
Name:
Title:

CITIZENS BANK OF PENNSYLVANIA
By:
Name:
Title:

KEYBANK NATIONAL ASSOCIATION
By:
Name:
Title:

ABN AMRO BANK N.V.
By:
Name:
Title:

By:
Name:
Title:

COMERICA BANK
By:	/s/ Richard C. Hampson
	Name:	Richard C. Hampson
	Title:	Vice President

CITIZENS BANK OF PENNSYLVANIA
By:
Name:
Title:

KEYBANK NATIONAL ASSOCIATION
By:
Name:
Title:

ABN AMRO BANK N.V.
By:
Name:
Title:

By:
Name:
Title:

COMERICA BANK
By:
Name:
Title:

CITIZENS BANK OF PENNSYLVANIA Individually and as the Documentation Agent
By:	/s/ Megan L. Aoltys
	Name:	Megan L. Aoltys
	Title:	Vice President

KEYBANK NATIONAL ASSOCIATION
By:
Name:
Title:

By:
Name:
Title:

COMERICA BANK
By:
Name:
Title:

CITIZENS BANK OF PENNSYLVANIA
By:
Name:
Title:

KEYBANK NATIONAL ASSOCIATION
By:	/s/ Suzannah Harris
	Name:	SUZANNAH HARRIS
	Title:	VICE PRESIDENT

SUNTRUST BANK, Individually and as a Syndication Agent

By:	/s/ William C. Washburn, Jr.
	Name:	William C. Washburn, Jr.
	Title:	Vice President

WACHOVIA BANK N.A., Individually and as a Syndication Agent
By:
Name:
Title:

MANUFACTURERS AND TRADERS TRUST COMPANY
By:
Name:
Title:

BANCA INTESA S.p.A.
By:
Name:
Title:

By:
Name:
Title:

THE BANK OF NEW YORK
By:
Name:
Title:

SUNTRUST BANK, Individually and as a Syndication Agent
By:
Name:
Title:

WACHOVIA BANK N.A., Individually and as a Syndication Agent
By:	/s/ C. Jeffrey Seaton
	Name:	C. Jeffrey Seaton
	Title:	Managing Director

MANUFACTURERS AND TRADERS TRUST COMPANY
By:
Name:
Title:

BANCA INTESA S.p.A.
By:
Name:
Title:

By:
Name:
Title:

THE BANK OF NEW YORK
By:
Name:
Title:

SUNTRUST BANK, Individually and as a Syndication Agent
By:
Name:
Title:

WACHOVIA BANK N.A., Individually and as a Syndication Agent
By:
Name:
Title:

MANUFACTURERS AND TRADERS TRUST COMPANY
By:	/s/ Brian J. Sohocki
	Name:	Brian J. Sohocki
	Title:	Vice President

BANCA INTESA S. p.A.
By:
Name:
Title:

By:
Name:
Title:

THE BANK OF NEW YORK
By:
Name:
Title:

SUNTRUST BANK, Individually and as a Syndication Agent
By:
Name:
Title:

WACHOVIA BANK N.A., Individually and as a Syndication Agent
By:
Name:
Title:

MANUFACTURERS AND TRADERS TRUST COMPANY
By:
Name:
Title:

INTESA SANPAOLO S.p.A.
By:	/s/ Frank Maffei
	Name:	Frank Maffei
	Title:	Vice President

By:	/s/ Francesco Di Mario
	Name:	Francesco Di Mario
Title: First Vice President & Credit Manager

THE BANK OF NEW YORK
By:
Name:
Title:

SUNTRUST BANK, Individually and as a Syndication Agent
By:
Name:
Title:

WACHOVIA BANK N.A., Individually and as a Syndication Agent
By:
Name:
Title:

MANUFACTURERS AND TRADERS TRUST COMPANY
By:
Name:
Title:

BANCA INTESA S.p.A.
By:
Name:
Title:

By:
Name:
Title:

THE BANK OF NEW YORK
By:	/s/ Roger Grossman
	Name:	Roger Grossman
	Title:	Vice President

SCHEDULE I
COMMITMENTS

JPMorgan Chase Bank, N.A.	$55,000,000
Bank of America, N.A.	$51,000,000
PNC Bank, National Association	$51,000,000
SunTrust Bank	$51,000,000
Wachovia Bank, N.A.	$51,000,000
Citizens Bank of Pennsylvania	$51,000,000
The Bank of New York	$33,000,000
Comerica Bank	$33,000,000
ABN AMRO Bank N.V.	$22,000,000
Intesa San Paolo S.p.A.	$22,000,000
KeyBank National Association	$15,000,000
Manufacturers and Traders Trust Company	$15,000,000

TOTAL	$450,000,000